UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2019 (March 14, 2019)

ONCOMED PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35993	38-3572512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

800 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 995-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Contingent Value Rights Agreement

On March 14, 2019, OncoMed Pharmaceuticals, Inc. (“OncoMed” or the “Company”) entered into a Contingent Value Rights Agreement (the “CVR Agreement”) with Computershare Inc., as rights agent, pursuant to which OncoMed’s common stockholders of record as of the close of business on April 5, 2019 (the “Record Date”) will receive one contingent value right (each, a “CVR”) for each outstanding share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) held by such stockholder as of such date. Each CVR will represent the contractual right to receive cash payments from OncoMed upon the actual receipt by OncoMed or its affiliates of certain contingent cash payments following the exercise by Celgene Corporation or certain affiliates thereof (collectively, “Celgene”) of the exclusive option (the “Option Exercise”) granted by the Company to Celgene in relation to the Company’s etigilimab product pursuant to the Master Research and Collaboration Agreement by and among Celgene and the Company, dated December 2, 2013 (the “Celgene Collaboration Agreement”). More specifically, if a specified approval or sales milestone is achieved or if royalties are paid by Celgene to OncoMed or its affiliates in respect of the etigilimab product (in each case, pursuant to a license agreement to be entered into by the Company and Celgene in accordance with the Celgene Collaboration Agreement upon the Option Exercise (the “TIGIT License Agreement”)), each CVR holder will be entitled to receive an amount in cash equal to such holder’s pro rata portion of any cash payments made by Celgene and actually received by OncoMed or its affiliates in respect thereof, net of any tax and reasonable costs and expenses.

The CVR will be distributed as of the close of business on the Record Date. The contingent payments under the CVR Agreement, if they become payable, will become payable to Computershare, Inc. as rights agent, for subsequent distribution to the holders of the OncoMed CVRs. In the event that the Option Exercise does not occur, or OncoMed or its affiliates do not achieve or do not receive the applicable milestone or royalty payments under the TIGIT License Agreement, holders of the CVRs will not receive any payment pursuant to the CVR Agreement. There can be no assurance that any of the applicable milestones or royalties under the TIGIT License Agreement will be achieved or that any holders of CVRs will receive payments with respect thereto.

The right to the contingent payments contemplated by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement. The CVRs will not be evidenced by a certificate or any other instrument and will not be registered with the Securities and Exchange Commission (“SEC”). The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in OncoMed or any of its affiliates. No interest will accrue on any amounts payable in respect of the CVRs.

The foregoing summary of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CVR Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Support Agreements

On March 14, 2019, and in connection with the Agreement and Plan of Merger and Reorganization, dated December 5, 2018, by and among the Company, Mereo BioPharma Group plc, a public limited company incorporated under the laws of England and Wales (“Mereo”), Mereo US Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Mereo, and Mereo MergerCo One Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Mereo (the “Merger Agreement”), Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., MSI BVF SPV, L.L.C. and Biotechnology Value Trading Fund OS LP (collectively, the “BVF Stockholders”), in their respective capacities as stockholders of the Company, entered into support agreements (collectively, the “BVF Support Agreements”) with the Company, pursuant to which the BVF Stockholders have agreed, among other things, to vote their respective shares of Company Common Stock in favor of the adoption of the Merger Agreement and against any alternative proposal and against any action or agreement that would reasonably be expected to frustrate the purposes, prevent, delay or otherwise adversely affect the consummation of, the transactions contemplated by the Merger Agreement.

The BVF Stockholders currently beneficially own an aggregate of approximately 10.45% of the outstanding shares of Company Common Stock. The foregoing description of the BVF Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the BVF Support Agreement, which is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

Item 8.01. Other Events.

Special Dividend Declaration

On March 15, 2019, OncoMed issued a press release announcing that the Board of Directors of the Company had approved a one-time special dividend (the “Special Dividend”) of the right to receive one CVR per share of Company Common Stock, pursuant to the CVR Agreement (as described under Item 1.01 above). Holders of shares of Company Common Stock as of the record date will receive, at no charge, one CVR for each share of Company Common Stock held by such stockholder as of such date.

The record date for the Special Dividend is April 5, 2019. Only those stockholders of record as of the close of business on April 5, 2019 will be eligible to receive the Special Dividend. The Company urges any holder of Company Common Stock who hold shares of the Company Common Stock through a bank, brokerage firm or other nominee to contact such bank, brokerage firm or other nominee for further details on such holder’s eligibility to receive the Special Dividend.

Stockholders of the Company do not need to take any action to receive the Special Dividend.

A copy of the press release announcing the Special Dividend is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction, in each case in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 and applicable European or UK, as appropriate, regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

In the United Kingdom this communication is addressed to and directed only at, persons who are authorized or exempt persons within the meaning of the Financial Services and Markets Act 2000 or persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), persons falling within Article 49(2)(a) to (d) of the Order or persons to whom it may otherwise lawfully be communicated pursuant to the Order, (all such persons together being referred to as, “Relevant Persons”). This communication is directed only at Relevant Persons. Other persons should not act or rely on this communication or any of its contents. Any investment or investment activity to which this communication relates is available only to Relevant Persons and will be engaged in only with such persons. Solicitations resulting from this communication will only be responded to if the person concerned is a Relevant Person.

Important Additional Information and Where to Find It

Mereo has filed with the SEC (1) a preliminary registration statement on Form F-4 containing the proxy statement of OncoMed that also constitutes a prospectus of Mereo (the “proxy statement/prospectus”) and (2) other documents concerning the proposed merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF MEREO AND ONCOMED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEREO, ONCOMED, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC on Mereo’s website at https://www.mereobiopharma.com/investors-page/sec-filings/ (for documents filed with the SEC by Mereo) or on OncoMed’s website at http://cms2.oncomed.com/investors/financial-information/sec-filings (for documents filed with the SEC by OncoMed).

Participants in the Solicitation

Mereo, OncoMed and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mereo and OncoMed, respectively in connection with the proposed merger. Stockholders may obtain information regarding the names, affiliations and interests of OncoMed’s directors and officers in OncoMed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 7, 2019, and its definitive proxy statement on Schedule 14A for the 2018 annual meeting of stockholders, which was filed with the SEC on April 27, 2018. To the extent the holdings of OncoMed’s securities by OncoMed’s directors and executive officers have changed since the amounts set forth in OncoMed’s proxy statement for its 2018 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the names, affiliations and interests of Mereo’s directors and officers is contained in Mereo’s Annual Report for the fiscal year ended December 31, 2017 and can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such individuals in the proposed merger will be included in the definitive proxy statement/prospectus relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Mereo’s website at https://www.mereobiopharma.com/investors-page/sec-filings/, or on OncoMed’s website at http://cms2.oncomed.com/investors/financial-information/sec-filings.

Cautionary Statement Regarding Forward-Looking Statements

To the extent that statements contained in this communication are not descriptions of historical facts regarding OncoMed, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, the ability of OncoMed shareholders to receive cash payments pursuant to the CVR Agreement or Special Dividend; the achievement of the applicable milestones and/or royalties under the TIGIT License Agreement; and the potential for the proposed merger transaction to close. Such forward-looking statements involve substantial risks and uncertainties that could cause OncoMed’s clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical development process; failure or delays in research and development programs; unanticipated changes relating to competitive factors in OncoMed’s industry; the potential failure to achieve any of the applicable milestones and/or royalties under the TIGIT License Agreement; the potential failure to obtain applicable stockholder approvals in a timely manner or otherwise; the potential failure to satisfy other closing conditions to the proposed transaction; risks related to unanticipated costs, liabilities or delays of the transaction; and the outcome of any legal proceedings related to the merger. OncoMed undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to OncoMed’s business in general, see OncoMed’s Annual Report on Form 10-K filed with the SEC on March 7, 2019 and OncoMed’s other current and periodic reports filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Contingent Value Rights Agreement, by and between OncoMed Pharmaceuticals, Inc. and Computershare Inc., as rights agent

10.2	Form of Stockholder Support Agreement

99.1	Press Release dated March 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOMED PHARMACEUTICALS, INC.

Date: March 15, 2019	By:	/s/ Alicia J. Hager
Alicia J. Hager, J.D., Ph.D.
Senior Vice President and General Counsel